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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                       FORM 8-K


                               CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported) August 27, 1998
                                                     ---------------------------


                      Gmac Commercial Mortgage Securities, Inc.
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                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                       Delaware
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                    (STATE OR OTHER JURISDICTION OF INCORPORATION)


            333-37717                               23-2811925
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     (COMMISSION FILE NUMBER)           (I.R.S. EMPLOYER IDENTIFICATION NO.)

     650 Dresher Road, Horsham, Pennsylvania                  19044
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     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


                                    (215) 328-3164
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                 (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                    Not Applicable
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            (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On August 27, 1998, a single series of certificates, entitled GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1999-C2 (the "Certificates"), was issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, dated as of August 1, 1998, among GMAC Commercial Mortgage Securities, Inc. as depositor (the "Depositor"), GMAC Commercial Mortgage Corporation as master servicer and special servicer, LaSalle National Bank as trustee, and ABN AMRO Bank N.V. as fiscal agent. The Certificates consist of eighteen classes identified as the "Class X Certificates", the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates", the "Class E Certificates", the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates", the "Class R-I Certificates", the "Class R-II Certificates" and the "Class R-III Certificates", respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of commercial and multifamily mortgage loans (the "Mortgage Loans"), having as of their respective cut-off dates (the "Cut-off Dates"), an aggregate principal balance of $2,530,361,727 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Cut-off Date with respect to each of the Mortgage Loans is its Due Date in August 1998. The Depositor acquired certain of the Trust Fund assets from GMAC Commercial Mortgage Corporation ("GMACCM") pursuant to a mortgage loan purchase agreement dated August 1, 1998, attached hereto as
Exhibit 99.1, between GMACCM as seller and the Depositor as purchaser. The Depositor acquired certain of the Trust Fund assets from German American Capital Corporation ("GACC") pursuant to a mortgage loan purchase agreement dated August 1, 1998, attached hereto as Exhibit 99.2, between GACC as seller and the Depositor as purchaser. The Depositor acquired certain of the Trust Fund assets from Restructured Asset Certificates With Enhanced Returns, Series 1998-ML Trust ("ML Trust") pursuant to a mortgage loan purchase agreement dated August 1, 1998, attached hereto as Exhibit 99.3, between ML Trust as seller and the Depositor as purchaser. The Depositor acquired certain of the Trust Fund assets from Lehman Brothers Holdings Inc., doing business as Lehman Capital, a Division of Lehman Brothers Holdings Inc., ("LB Holdings") pursuant to a mortgage loan purchase agreement dated August 1, 1998, attached hereto as Exhibit 99.4, between LB Holdings as seller and the Depositor as purchaser. The Depositor sold the Class X, Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates to Lehman Brothers Inc. ("Lehman") and Deutsche Bank Securities Inc. ("DBS") as the underwriters, pursuant to an underwriting agreement dated August 21, 1998 (the "Underwriting Agreement"), attached hereto as Exhibit 1.1, between Lehman and DBS as the underwriters, and the Depositor. The Depositor sold the Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class R-I, Class R-II and Class R-III Certificates to Lehman pursuant to a certificate purchase agreement dated August 21, 1998 (the "Certificate Purchase

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Agreement"), between Lehman as initial purchaser and the Depositor.  The proceeds received by the Depositor from the sale of the Certificates pursuant to the Underwriting Agreement and the Certificate Purchase Agreement, less the expenses payable by the Depositor in connection with the offering of the Certificates (which expenses are estimated at $4,500,000), were used by the Depositor to acquire the Mortgage Loans.

     The Class X Certificates do not have an initial certificate balance ("Certificate Balance"), but represent the right to receive distributions of interest accrued as provided in the Pooling and Servicing Agreement on a hypothetical or notional amount (a "Notional Amount") equal to $2,530,361,727. The Class A-1 Certificates have an initial Certificate Balance of $465,000,000. The Class A-2 Certificates have an initial Certificate Balance of $1,369,512,000. The Class B Certificates have an initial Certificate Balance of $126,518,000. The Class C Certificates have an initial Certificate Balance of $113,866,000. The Class D Certificates have an initial Certificate Balance of $164,474,000. The Class E Certificates have an initial Certificate Balance of $37,955,000. The Class F Certificates have an initial Certificate Balance of $88,563,000. The Class G Certificates have an initial Certificate Balance of $44,281,000. The Class H Certificates have an initial Certificate Balance of $18,978,000. The Class J Certificates have an initial Certificate Balance of $18,977,000. The Class K Certificates have an initial Certificate Balance of $18,978,000. The Class L Certificates have an initial Certificate Balance of $25,304,000. The Class M Certificates have an initial Certificate Balance of $18,978,000. The Class N Certificates have an initial Certificate Balance of $18,977,727. The Class R-I, Class R-II and Class R-III Certificates each have an initial Certificate Balance of $0.

     Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     List below the financial statements, PRO FORMA financial information and exhibits, if any, filed as part of this report.

          (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

               Not applicable

          (b)  PRO FORMA FINANCIAL INFORMATION.

               Not applicable

          (c)  EXHIBITS.

EXHIBIT
  NO.     DOCUMENT DESCRIPTION
-------   --------------------

1.1 Underwriting Agreement, dated as of August 21, 1998, between GMAC Commercial Mortgage Securities, Inc. as seller, and Lehman Brothers Inc. and Deutsche Bank Securities Inc. as underwriters.

4.1 Pooling and Servicing Agreement, dated as of August 1, 1998, among GMAC Commercial Mortgage Securities, Inc. as depositor, GMAC Commercial Mortgage Corporation as master servicer and special servicer, LaSalle National Bank as trustee, and ABN AMRO Bank N.V. as fiscal agent.

99.1 Mortgage Loan Purchase Agreement, dated as of August 1, 1998, between GMAC Commercial Mortgage Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.2 Mortgage Loan Purchase Agreement, dated as of August 1, 1998, between German American Capital Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.3 Mortgage Loan Purchase Agreement, dated as of August 1, 1998 between Restructured Asset Certificates With Enhanced Returns, Series 1998-ML Trust as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.4 Mortgage Loan Purchase Agreement, dated as of August 1, 1998 between Lehman Brothers Holdings Inc. as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

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99.5      Supplemental Agreement dated as of August 21, 1998, between GMAC
          Commercial Mortgage Corporation as seller and Restructured Asset Certificates with Enhanced Returns, Series 1998-ML Trust as purchaser.

99.6 Supplemental Agreement dated as of August 21, 1998, between GMAC Commercial Mortgage Corporation as seller and German American Capital Corporation as purchaser.

99.7 Assignment Agreement dated as of August 21, 1998 by Restructured Asset Certificates with Enhanced Returns, Series 1998-ML Trust, a New York trust, to GMAC Commercial Mortgage Securities, Inc., a Delaware corporation.

99.8 Assignment Agreement dated as of August 21, 1998 by German American Capital Corporation, a Maryland corporation, to GMAC Commercial Mortgage Securities, Inc., a Delaware corporation.

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                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
                                      (Registrant)




Dated: September 10, 1998          By: /s/ David Lazarus
                                      -------------------------------------
                                   Name:  David Lazarus
                                   Title: Vice President


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                                  INDEX TO EXHIBITS

EXHIBIT
  NO.     DOCUMENT DESCRIPTION
-------   --------------------

1.1 Underwriting Agreement, dated as of August 21, 1998, between GMAC Commercial Mortgage Securities, Inc. as seller, and Lehman Brothers Inc. and Deutsche Bank Securities Inc. as underwriters.

4.1 Pooling and Servicing Agreement, dated as of August 1, 1998, among GMAC Commercial Mortgage Securities, Inc. as depositor, GMAC Commercial Mortgage Corporation as master servicer and special servicer, LaSalle National Bank as trustee, and ABN AMRO Bank N.V. as fiscal agent.

99.1 Mortgage Loan Purchase Agreement, dated as of August 1, 1998, between GMAC Commercial Mortgage Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.2 Mortgage Loan Purchase Agreement, dated as of August 1, 1998, between German American Capital Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.3 Mortgage Loan Purchase Agreement, dated as of August 1, 1998 between Restructured Asset Certificates With Enhanced Returns, Series 1998-ML Trust as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.4 Mortgage Loan Purchase Agreement, dated as of August 1, 1998 between Lehman Brothers Holdings Inc. as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.5 Supplemental Agreement dated as of August 21, 1998, between GMAC Commercial Mortgage Corporation as seller and Restructured Asset Certificates with Enhanced Returns, Series 1998-ML Trust as purchaser.

99.6 Supplemental Agreement dated as of August 21, 1998, between GMAC Commercial Mortgage Corporation as seller and German American Capital Corporation as purchaser.

99.7 Assignment Agreement dated as of August 21, 1998 by Restructured Asset Certificates with Enhanced Returns, Series 1998-ML Trust, a New York trust, to GMAC Commercial Mortgage Securities, Inc., a Delaware corporation.

99.8 Assignment Agreement dated as of August 21, 1998 by German American Capital Corporation, a Maryland corporation, to GMAC Commercial Mortgage Securities, Inc., a Delaware corporation.